UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 25, 2008

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LightPath Technologies, Inc.

Form 8-K

Item 3.03.	Material Modification to Rights of Security Holders.

LightPath Technologies, Inc. (the “Company”) and Continental Stock Transfer & Trust Company (“Continental”) are parties to a certain Rights Agreement dated May 1, 1998 (the “Agreement”). The Agreement describes the terms of certain rights attendant to each share of the Company’s Class A Common Stock. Generally, the Agreement provides that the registered holder of a share of Common Stock is entitled to purchase from the Company one one-hundredth of a share of Series D Participating Preferred Stock, $.10 par value, at a purchase price of $35, subject to adjustment, upon the occurrence of certain events described in the Agreement. Pursuant to the terms of the Agreement, such rights and the Agreement were to expire on February 25, 2008. A copy of the Agreement is available free of charge from the Company.

On February 25, 2008, the Company’s Board of Directors determined to extend the Final Expiration Date (as defined in the Agreement) from February 25, 2008 to February 25, 2018, pursuant to Section 26 of the Agreement. In connection therewith, the Company and Continental entered into that certain First Amendment to Rights Agreement, dated as of February 25, 2008, whereby the Final Expiration Date was extended to February 25, 2018. A copy of the First Amendment is available free of charge from the Company.

Item 9.01	Financial Statements and Exhibits.

Exhibit 4.1 Rights Agreement dated May 1, 1998, between LightPath Technologies, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent, including the Form of Rights Certificate, Certificate of Designation, and Form of Summary of Rights attached thereto as Exhibits A, B, and C, respectively. This exhibit was filed as an exhibit to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on April 28, 1998 and is incorporated herein by reference thereto.

Exhibit 4.2 First Amendment to Rights Agreement dated February 25, 2008 between LightPath Technologies, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent. This exhibit was filed as an exhibit to the Amendment No. 1 to the Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on February 25, 2008 and is incorporated herein by reference thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: February 28, 2008	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, Chief Financial Officer

EXHIBIT INDEX

Exhibit 4.1	Rights Agreement dated May 1, 1998, between LightPath Technologies, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent, including the Form of Rights Certificate, Certificate of Designation, and Form of Summary of Rights attached thereto as Exhibits A, B, and C, respectively. This exhibit was filed as an exhibit to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on April 28, 1998 and is incorporated herein by reference thereto.

Exhibit 4.2	First Amendment to Rights Agreement dated February 25, 2008 between LightPath Technologies, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent. This exhibit was filed as an exhibit to the Amendment No. 1 to the Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on February 25, 2008 and is incorporated herein by reference thereto.

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